UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) February 3, 2005
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                                                         (January 31, 2005)
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                          Manchester Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          New York                    0-21695                   11-2312854
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(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)             Identification No.)


        160 Oser Avenue, Hauppauge, New York                       11788
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        (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (631) 435-1199
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.   Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers.

     On January 24, 2005, Bert Rudofsky resigned as a director of Manchester Technologies, Inc., a New York corporation (the "Company"). On January 31, 2005, the Board of Directors of the Company appointed Jeffrey Melnick as a director of the Company to fill the vacancy resulting from the resignation of Bert Rudofsky. Mr. Melnick will hold the office of director of the Company until the next meeting of shareholders, at which time the election of the entire board of directors will be held. On January 31, 2005, Mr. Melnick was also appointed to the Company's Audit Committee and Compensation Committee.

     Mr. Melnick has been a Senior Vice President of Corporate Development at Marsh Inc., a risk and insurance services firm, specializing in corporate mergers and acquisitions since December 2003. Mr. Melnick was Chief Financial Officer of Solow Realty and Development Company LLC, a real estate developer from May 2003 to November 2003 and an executive of General Electric Company from June 1997 to May 2003. Prior to that, Mr. Melnick worked at Ernst & Young from October 1991 to June 1997, first as an Audit Senior then as a Consulting Tax Manager. Mr. Melnick is a Certified Public Accountant and holds a bachelors degree in Accounting and a Masters degree in Taxation.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 3, 2005


                                          Manchester Technologies, Inc.


                                          By: /s/ Barry Steinberg
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                                              Barry Steinberg
                                              President and Chief Executive
                                              Officer

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